UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                         FORM 8-K

                                    CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of March 29, 2004, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan Trust, Series 2004-HI1)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                           333-110340           41-1808858
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
of Incorporation)                  File Number)         Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota       55437
(Address of Principal               (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

 4.1 Servicing Agreement dated as of March 29, 2004 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Loan Trust 2004-HI1, as issuer.

 4.2 Trust Agreement dated as of March 29, 2004 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

 4.3 Grantor Trust Agreement dated as of March 29, 2004 between Residential Funding Mortgage Securities II, as depositor and JPMorgan Chase Bank, as grantor trustee.

 4.4 Indenture dated as of March 29, 2004 between Home Loan Trust 2004-HI1, as issuer and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

 10.1   Home Loan Purchase Agreement dated as of March 1, 2004 by
        Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.

                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES II, INC.

                                             By:   /s/ Mark WHtie
                                             Name: Mark White
                                             Title:   Vice President



Dated:       April 14, 2004